UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                           NORTHERN EXPLORATIONS LTD.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
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    4)   Date Filed:
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                           NORTHERN EXPLORATIONS LTD.

          Nevada                        333-125068               26-3633813
(State or other jurisdiction           (Commission              (IRS Employer
    of incorporation)                  File Number)          Identification No.)

 8655 East Via De Ventura, Suite G200
          Scottsdale, Arizona                                       85258
(Address of principal executive offices)                          (Zip Code)

                                 (480) 346-1535
               Registrant's telephone number, including area code

                           NORTHERN EXPLORATIONS LTD.

                              INFORMATION STATEMENT
                               DATED APRIL 9, 2009

                                     GENERAL

This Information Statement is being circulstaed to the shareholders of Northern Explorations Ltd., a Nevada corporation (the "Corporation" in connection with the taking corporate action without a meeting upon the written consent (the "Written Consent") of the holders of a majority of the outstanding shares of the Corporation's $0.001 par value common stock (the "Common Stock"). The name of the shareholder who signed the Written Consent and his respective equity ownership of the Corporation is as follows: (i) Braemar Limited holding of record 9,000,000 shares of Common Stock (27.08%); and (ii) Med Ventures Limited holding of record 9,000,000 shares of Common Stock (27.08%).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUIRED NOT TO SEND US A PROXY.

As more completely described below, the matters upon which action was taken was to approve a proposed amendment (the "Amendment") to the Corporation's Articles of Incorporation, as amended (the "Articles of Incorporation") to effectuate a proposed change in the name of the Corporation (the "Name Change") to Clean Gen Corp.

The date, time and place at which action was taken by written consent on the matters acted upon, and at which consents were submitted, was April 9, 2009 at 8655 East Via De Ventura, Suite G200, Scottsdale, Arizona 85258.

This Information Statement is being first sent or given to security holders on approximately April 21, 2009.

                       VOTING SECURITIES AND VOTE REQUIRED

On April 3, 2009, the Board of Directors authorized and approved, subject to shareholder approval, the corporate action, which the Board of Directors deemed to be in the best interests of the Corporation and its shareholders. The Board of Directors further authorized the preparation and circulation of this information statement and a shareholders' consent to the holders of a majority of the outstanding shares of the Corporation's Common Stock.

There are currently 33,240,000 shares of the Corporation's Common Stock outstanding, and each share of Common Stock is entitled to one vote. The Written Consent of ten (10) or less shareholders of the Corporation holding at least 16,620,000 shares of the Common Stock issued and outstanding is necessary to approve the matters being considered. The record date for determining shareholders entitled to vote or give Written Consent was March 30, 2009 (the "Record Date"). Except for the Common Stock there is no other class of voting securities outstanding at this date.

The matter upon which action is proposed to be taken is the approval of the Amendment to the Corporation's Articles of Incorporation to effectuate the Name Change to Clean Gen Corp.

The cost of this Information Statement, consisting of printing, handling and mailing of the Information Statement and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding the Information Statement to the beneficial owners of the shares of Common Stock, will be paid by the Corporation.

                         DIRECTORS, EXECUTIVE OFFICERS,
                          PROMOTERS AND CONTROL PERSONS

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

All of our directors hold office until the next annual general meeting of the shareholders or until their successors are elected and qualified. Our officers are appointed by our board of directors and hold office until their earlier death, retirement, resignation or removal.

Our directors and executive officers, their ages, positions held are as follows:

         Name                     Age                 Postion
         ----                     ---                 -------

     Mark Schaftlein              51          President/Chief Executive
                                              Officer and a Director

     David Naylor                 45          Secretary/Treasurer/Chief
                                              Financial Officer and a Director

     Richard Novis                58          Director

BUSINESS EXPERIENCE

The following is a brief account of the education and business experience of our director/executive officer during at least the past five years, indicating his principal occupation during the period, and the name and principal business of the organization by which he was employed, and including other directorships held in reporting companies.

MARK SCHAFTLEIN. Mr. Schaftlein has been thePresident/Chief Executive Officer and a director of the Corporation since February 11, 2009. For the past twenty years, Mr. Schaftlein has been involved in the consulting and financial services business. Since July 2000, Mr. Schaftlein has been the chief executive officer of Capital Consulting Inc., a financial consulting and advisory firm. Mr. Schaftlein has also been a consultant with Ocean Avenue Advisors LLC, which provided advisory services, and with IW Miller Group Inc. From approximately May 1997 until 2000, Mr. Schaftlein served as president and chief executive offcer of Westmark Group Holdings Inc. During 2003 and 2004, Mr. Schaftlein served as a consultant and the chief financial officer of Far East Energy Corp.

Prior to starting Capital Consulting Inc. and joining Ocean Avenu Advisors LLC, Mr. Schaftlein spent eighteen years in financial services and mortgage banking with Citigroup as well as serving in various executive management positions with various publicly traded companies.

Mr. Schaftlein is a 1980 graduate of Western Kentucky University with a degree in business administration.

DAVID N. NAYLOR. Mr. Naylor has been the Secretary/Treasurer/Chief Financial Officer and a member of the Board of Directors of the Corporation since October 29, 2008. For the past fifteen years, Mr. Naylor has been involved in financial management of private and public companies. Mr. Naylor has an extensive financial background, including accounting expertise, and an analytical ability to improve management practices. From approximately October 2003 to current date, Mr. Naylor was the chief financial officer of Silver Star Energy, which is a company that progressed from a start-up to a producing oil and gas company. From approximately September 2002 to October 2003, Mr. Naylor was a commodity tax auditor with the British Columbia Ministry of Provincial Revenue. Prior to 2002, Mr. Naylor was employed for over ten years by a large media publishing company. Mr. Naylor is a Certified Manadement Accountant with over twenty years experience. Mr Naylor graduated from the British Columbia Institute of Technology.

RICHARD NOVIS has been a director of the Corporation since incorporation on November 17, 2004. Mr. Novis was previously our President/Chief Executive Officer/Secretary/Chief Financial Officer. Mr. Novis is a graduate of the Burnaby based British Columbia Institute of Technology where he earned a diploma in financial administration. He also completed additional courses in economics, marketing and human resources at the University of British Columbia in Vancouver and Simon Fraser University in Burnaby. From 1999 to present, Mr. Novis has acted as manager of 416398 B.C. Ltd dba Micro Cap et al, a private Vancouver, British Columbia based business involved in providing marketing, promotion and investor relations services to private and reporting companies. These services involve preparing promotional and investor relations materials, introducing clients to potential underwriters and financiers, and communicating with investment dealers, advisers and shareholders to increase awareness of and interest in the client companies. From July 2004 to present, he has also acted as president, secretary, treasurer and a director of International Oil & Gas Inc., a United States company involved in oil and gas exploration.

Mr. Novis does not have any professional training or technical credentials in the exploration, development and operation of mines.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                         AND RELATED STOCKHOLDER MATTERS

As of the date of this Information Statement, the following table sets forth certain information with respect to the beneficial ownership of shares of Common stock of the Corporation by each stockholder known by the Corporation to be the beneficial owner of more than 5% of the Corporation's shares of Common Stock and by each of the Corporation's current directors and executive officers. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of Common Stock, except as otherwise indicated. As of the date of this Information Statement, there are 33,240,000 shares of Common Stock issued and outstanding.

                                              Amount and            Percentage
     Name and Address                     Nature of Beneficial     of Beneficial
   of Beneficial Owner(1)                     Ownership(1)           Ownership
   ----------------------                     ------------           ---------

DIRECTORS AND OFFICERS:

David Naylor                                           0                    0%
8655 East Via De Ventura, Suite G200
Sctossdale, Arizona 85258

Mark Schaflein                                         0                    0%
8655 East Via De Ventura, Suite G200
Scottsdale, Arizona 85258

Richard Novis                                          0                    0
8655 East Via De Ventura, Suite G200
Scottsdale, Arizona 85258

All executive officers and directors
 as a group (3 persons)                                0                    0%

                                              Amount and            Percentage
     Name and Address                     Nature of Beneficial     of Beneficial
   of Beneficial Owner(1)                     Ownership(1)           Ownership
   ----------------------                     ------------           ---------

10% OR GREATER BENEFICIAL OWNERS

Med Ventures Limited                            9,000,000               27.08%
c/o St. Georges Trust
27 Reid Street
Hamilton, Bermuda HM 11

Braemar Limited                                 9,000,000               27.08%
c/o St. Georges Trust
27 Reid Street
Hamilton, Bermuda HM 11

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding as of the date of this Information Statement. As of the date of this Information Statement, there are 5,540,000 shares issued and outstanding.

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to the Corporation's President/Chief Executive Officer during fiscal years ended March 31, 2008, March 31, 2007 and March 31, 2006 (the "Named Executive Officer"):

                           SUMMARY COMPENSATION TABLE


                                                                        Non-Equity      Nonqualified
 Name and                                                               Incentive         Deferred
 Principal                                       Stock       Option        Plan         Compensation     All Other
 Position       Year   Salary($)(1)  Bonus($)   Awards($)   Awards($)  Compensation($)   Earnings($)   Compensation($)  Total($)(2)
 --------       ----   ------------  --------   ---------   ---------  ---------------   -----------   ---------------  -----------
Richard         2006       0         0           0           0             0               0               0             0
Novis, Prior    2007       0         0           0           0             0               0               0             0
President/      2008       0         0           0           0             0               0               0             0
CEO/CFO

STOCK OPTIONS/SAW GRANTS IN FISCAL YEAR ENDED MARCH 31, 2008

The following table sets forth information as at March 31, 2008 relating to no grant of options to the Named Executive Officers:

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                      Option Awards                                             Stock Awards
          -----------------------------------------------------------------   -------------------------------------------------
                                                                                                                        Equity
                                                                                                                       Incentive
                                                                                                           Equity        Plan
                                                                                                          Incentive     Awards:
                                                                                                            Plan       Market or
                                                                                                           Awards:      Payout
                                             Equity                                                       Number of    Value of
                                            Incentive                            Number                   Unearned     Unearned
                                           Plan Awards;                            of          Market      Shares,      Shares,
            Number of      Number of        Number of                            Shares       Value of    Units or     Units or
           Securities     Securities       Securities                           or Units     Shares or     Other         Other
           Underlying     Underlying       Underlying                           of Stock      Units of     Rights       Rights
           Unexercised    Unexercised      Unexercised    Option     Option       That       Stock That     That         That
            Options         Options         Unearned     Exercise  Expiration   Have Not      Have Not    Have Not     Have Not
Name      Exercisable(#) Unexercisable(#)   Options(#)    Price($)    Date      Vested(#)     Vested($)   Vested(#)    Vested(#)
----      -------------- ----------------  ----------     -----       ----      ---------     ---------   ---------    ---------
Richard        0               0               0            0           0           0             0           0            0
Novis,
Prior
President/
CEO/CFO

The following table sets forth information relating to compensation paid to our director during fiscal year ended March 31, 2008 and March 31, 2007:

                           DIRECTOR COMPENSATION TABLE

                                                                      Change in
                                                                       Pension
                                                                      Value and
                   Fees                              Non-Equity      Nonqualified
                  Earned                             Incentive         Deferred
                 Paid in      Stock      Option        Plan          Compensation      All Other
    Name         Cash($)     Awards($)  Awards($)  Compensation($)    Earnings($)    Compensation($)   Total($)
    ----         -------     ---------  ---------  ---------------    -----------    ---------------   --------
Richard Novis
    2008            0           0           0            0                 0               0              0
    2007            0           0           0            0                 0               0              0
    2006            0           0           0            0                 0               0              0

                      EMPLOYMENT AND CONSULTING AGREEMENTS

As of the date of this Information Statement, there is a contractual agreement with Mr. Schaftlein. There is no contractual agreement with neither Mr. Novis nor Mr. Naylor.

FINANCIAL CONSULTANT AGREEMENT

Effective February 13, 2009, the Board of Directors of the Corporation approved and authorized the execution of a one-year financial consultant agreement (the "Financial Consultant Agreement") with Capital Consulting Inc., a corporation of which Mr. Schaftlein is the sole officer, director and shareholder ("CCI"). In accordance with the terms and provisions of the Financial Consultant Agreement:
(i) Mr. Schaftlein through CCI shall perform any such services as required in his executive capacity as the President/Chief Executive Officer of the Corporation including, but not limited to: (a) completing an analysis of the business and industry together with a comprehensive background report summarizing the Corporation's financial profile, (b) work with the Corporation to secure additional equity participants or merger and acquisition candidates to increase business, and (c) seek additional business relationships beneficial to the Corporation; and (ii) the Corporation shall pay to Mr. Schaftlein through CCI the monthly sum of $10,000 from February 2009 through July 2009 and the monthly sum of $15,000 from August 2009 through January 2010.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act 1934, as amended, requires the Corporation's directors and officers, and the persons who beneficially own more than ten percent of the Corporation's shares of Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Corporation pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Corporation and on the representations of the reporting persons, the Corporation believes that these persons have complied with all applicable filing requirements during the fiscal year ended March 31, 2008.

                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

 With the exception of the current directors of the Corporation, and as of the date of this Information Statement, there are no persons identified by management of the Corporation who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

As of the date of this Information Statement there are no persons who have been a director or officer of the Corporation since the beginning of the last fiscal year, or are currently a director or officer of the Corporation, that oppose any action to be taken by the Corporation.

            APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION
                  TO EFFECTUATE A CHANGE IN NAME OF THE COMPANY

AMENDMENT TO ARTICLES AND NAME CHANGE

In accordance with the decision by the Board of Directors of the Corporation to effectuate a change in the nature of the Corporation's business operations, the Board of Directors has determined at this time that it may be in the best interests of the Corporation and its Shareholders to seek approval for a Name Change of the Corporation, and corresponding Amendment to the Articles of the Corporation, to "Clean Gen Corp.".

The objective of the proposed change in corporate name of the Corporation is deemed necessary to more accurately reflect the proposed business activities of the Corporation in its name. The Corporation believes that a name change will better communicate to the public the Corporation's proposed and future nature of business operations.

The Board of Directors approved a resolution on March 30, 2009 to amend the Corporation's Articles of Incorporation in accordance with the Name Change, subject to Shareholder approval pursuant to Written Consent. By approving this proposal, the Shareholders will authorize the Board of Directors to amend the Corporation's Articles of Incorporation to "Clean Gen Corp.", attached as Exhibit A hereto. The amendment presently embodies Article First changing the text to:

                "The name of the corporation is Clean Gen Corp."

After any Name Change it is anticipated that the Corporation's trading symbol for the OTC Bulletin Board will be changed from "NORX". Management expects formal implementation of the proposed Name Change with the Nevada Secretary of State to be completed as soon as practicable after the effective date of the approval by the Shareholders pursuant to Written Consent and the corresponding decision by the Board of Directors of the Company to effectuate any such Name Change.

                                 BOARD APPROVAL

Based upon review of a wide variety of factors considered in connection with its evaluation of the Name Change, the Board of Directors of the Corporation believes that it would be in the best interests of the Corporation and its shareholders to effectuate the Name Change. The Board of Directors recommends approval of the Name Change to "Clean Gen Corp."

                          PROPOSALS BY SECURITY HOLDERS

The Board of Directors does not know of any matters that are to be presented to the Shareholders for their approval and consent pursuant to the Written Consent of Shareholders other than those referred to in this Information Statement.

          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

One Information Statement will be delivered to multiple Shareholders sharing an address unless the Corporation receives contrary instructions from one or more of the Shareholders. Upon receipt of such notice, the Corporation will undertake to deliver promptly a separate copy of the Information Statement to the Shareholder at a shared address to which a single copy of the documents was delivered and provide instructions as to how the Shareholder can notify the Corporation that the Shareholder wishes to receive a separate copy of an Information Statement. In the event a Shareholder desires to provide such notice to the Corporation, such notice may be given verbally by telephoning the Corporation's offices at (480) 346-1535 or by mail to 8655 East Via De Ventura, Suite G200, Scottsdale, Arizona 85258, Attention: President.

                               By Order of the Board of Directors


                               Mark Schaftlein, President/Chief Execuive Officer